UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                  ------------


                                 Amendment No. 1
                                 ---------------


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                                MONACO GROUP INC.
                                -----------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:

2)     Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed maximum aggregate value of transaction:

5)     Total fee paid:

[_]    Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:
       2)     Form, Schedule or Registration Statement No.:
       3)     Filing Party:
       4)     Date Filed:

                                MONACO GROUP INC.
                                -----------------
                            20A Voyager Court South,
                       Etobicoke, Ontario, Canada, M9W 5M7








December 12, 2004




To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Monaco Group Inc., a Delaware corporation ("Company"), which will be held at 11:00 a.m., Eastern Standard Time, on December 23, 2004, at the Sutton A conference room of the Wyndham Bristol Place Hotel located at 950 Dixon Road, Etobicoke, Ontario M9W 5N4 ("Annual Meeting"). All holders of the Company's outstanding common stock as of November 27, 2004, are entitled to vote at the Annual Meeting.

     Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy. The enclosed documents supersede, in their entirety, the Notice of Annual Meeting of Stockholders, Proxy Statement, and Proxy sent to you previously. Accordingly, please disregard and ignore those previous documents. Stockholders will have an opportunity to ask questions at the Annual Meeting.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date, and return the Proxy in the enclosed envelope, to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          /s/ Peter Nelipa

                                          Peter Nelipa,
                                          President and Chief Executive Officer

                                MONACO GROUP INC.
                                -----------------
                            20A Voyager Court South,
                       Etobicoke, Ontario, Canada, M9W 5M7

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

                         To Be Held on December 23, 2004
                         -------------------------------

     NOTICE IS HEREBY given that the Annual Meeting of Stockholders of Monaco Group Inc., a Delaware corporation ("Company"), will be held at 11:00 a.m., Eastern Standard Time, on December 23, 2004, at the Sutton A conference room of the Wyndham Bristol Place Hotel located at 950 Dixon Road, Etobicoke, Ontario M9W 5N4 ("Annual Meeting") for the following purposes:

1.   To elect 7 members to the Board of Directors of the Company;

2.   To approve and adopt the Company's 2004 Stock Plan;

3.   To  ratify  the  selection  of  Amisano  Hanson,   Chartered   Accountants,
     independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004;

4.   To approve the adoption of new Bylaws for the Company;

5. To approve the amendment of the Certificate of Incorporation of the Company to change its name from Monaco Group Inc. to Loretta Food Group Inc.;
                             -----------------    -----------------------

6. To approve the issuance to Gerry C. Quinn, a nominee for election to the Board of Directors of the Company, of 125,000 shares of our Common Stock and options to purchase 75,000 shares of our Common Stock; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     If you were a stockholder of record of the Company on November 27, 2004, you are entitled to vote regarding these matters. A list of shareholders as of the record date of November 27, 2004, will be available for stockholder inspection at the offices of the Company, 20A Voyager Court South, Etobicoke, Ontario, Canada, during ordinary business hours from December 6, 2004, until the date of the Annual Meeting. The list will also be available for inspection at the Annual Meeting.

     At the Annual Meeting, you will have an opportunity to ask questions about the Company and the current condition of our business. Regardless of the number of shares of our Common Stock you own, your vote is important. Please sign, date and return the enclosed Proxy in the enclosed envelope at your earliest convenience.

     Details of the business to be conducted at the Annual Meeting are specified more completely in the accompanying Proxy Statement.

     Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy by marking, dating, and signing the enclosed Proxy and returning it promptly in the enclosed envelope. Voting by proxy will ensure the
                                                 -------------------------------
presence of a quorum at the Annual Meeting and will save the Company the expense
--------------------------------------------------------------------------------
and extra work of additional solicitation. Returning your Proxy will not prevent
--------------------------------------------------------------------------------
you from voting at the Annual Meeting,  if you desire to do so, as your proxy is
--------------------------------------------------------------------------------
revocable at your option.
-------------------------

     The Company's Board of Directors unanimously recommends that you vote for all of the proposals.

     We look forward to seeing you. Thank you for your continuing support of and interest in the Company.

     By Order of the Board of Directors.

     Peter Nelipa,
     President and Chief Executive Officer

Dated: December 12, 2004

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

                          To Be Held December 23, 2004
                          ----------------------------
                                   11:00 a.m.
                                   ----------

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Monaco Group Inc., a Delaware corporation (the "Company"), for use at the annual meeting of stockholders of the Company to be held at 11:00 a.m., Eastern Standard Time, on December 23, 2004, at the Sutton A conference room of the Wyndham Bristol Place Hotel located at 950 Dixon Road, Etobicoke, Ontario M9W 5N4 (the "Annual Meeting"), and at any adjournment thereof. When a Proxy is properly executed and returned, the shares of the
Company's $.001 par value common stock ("Common Stock") that such Proxy represents will be voted in accordance with any directions specified in that Proxy. If no specification is indicated in that Proxy, those shares will be voted "FOR" (i) the election as directors of the Company of the 7 nominees named in this Proxy Statement (Proposal 1); (ii) approval and adoption of the Company's 2004 Stock Plan, a copy of which is attached to this Proxy Statement as Exhibit 1 (Proposal 2); (iii) the approval and ratification of the selection of Amisano Hanson, Chartered Accountants, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004 (Proposal 3); (iv) approval of new Bylaws for the Company, a copy of which is attached to this Proxy Statement as Exhibit 2 (Proposal 4); (v) approval of the amendment to the Company's Certificate of Incorporation to change the Company's name from Monaco Group Inc. to Loretta Food Group Inc., a copy of which
           -------------------      --------------------------
amendment is attached to this Proxy Statement as Exhibit 3 (Proposal 5); (vi) the approval of the issuance to Gerry C. Quinn, a nominee for election on our Board of Directors, of 125,000 shares of our Common Stock and options to purchase 75,000 shares of our Common Stock for a period of 5 years at a price of $1.50 per share, if he is elected to our Board of Directors and he accepts his election as such (Proposal 6); and (vii) the approval of any other such business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Any stockholder giving a Proxy has the power to revoke that Proxy at any time before that Proxy is voted by (i) giving to the Secretary of the Company written notice of such revocation, (ii) issuance of a subsequent Proxy, or (iii) voting in person at the Annual Meeting. Except for the election of directors, the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting will be required for each proposal. The directors shall be elected by a plurality of the votes of the shares of our Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote for the election of directors. Plurality of votes means that those 7 nominees for directors receiving the most votes will be elected as directors of the Company, in spite of the fact that one or more of those nominees may receive less than a majority of the total votes cast.

At the close of business on November 27, 2004, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 5,007,000 shares of our Common Stock. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on November 27, 2004, are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.

Pursuant to Delaware law and the Company's Bylaws, a majority of the shares of our Common Stock entitled to vote, represented in person or by Proxy, at the Annual Meeting will constitute a quorum at the Annual Meeting. Generally, if a quorum is present, the affirmative vote of a majority of the shares of our Common Stock represented in voting on any matter will constitute the act of the shareholders, provided that the number of shares voting in favor of any proposal equals, at least, a majority of the quorum. As the directors shall be elected by a plurality of the votes of the shares present in person or represented by Proxy at the Annual Meeting, those 7 nominees for director receiving the most votes of the shares of our Common Stock present in person or represented by Proxy at the Annual Meeting will be elected as the members of the Company's Board of Directors, in spite of the fact that no such nominee may receive more than one-half (1/2) of the total votes cast.

Although abstentions are not counted either "for" or "against" any proposal, if the number of abstentions results in votes "for" a proposal not equaling at least a majority of the quorum required for the Annual Meeting, that proposal will not be approved. This will be the case although the number of votes "for" that proposal exceeds the votes "against" that proposal.

The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed to all stockholders entitled to vote at the Annual Meeting on or about December 12, 2004.

ELECTION OF DIRECTORS
---------------------
(Proposal 1)

Directors of the Company are elected annually and hold office until the next annual meeting of stockholders of the Company or until their respective successors are elected and qualified. It is intended that the Proxies solicited by the Board of Directors of the Company will be voted for election of the 7 nominees specified below, unless a contrary instruction is made on the Proxy. If, for any reason, one or more of those nominees should be unavailable as a candidate for director of the Company, an event which is not anticipated, the person to whom the accompanying Proxy was given will vote for another candidate or candidates nominated by the Board of Directors. As the directors shall be elected by a plurality of the votes of the shares present in person or represented by Proxy at the Annual Meeting, those 7 nominees for director receiving the most votes of the shares of our Common Stock present in person or represented by Proxy at the Annual Meeting will be elected as the members of the Company's Board of Directors, in spite of the fact that no such nominee may receive more than one-half (1/2) of the total votes cast. Cumulative voting for nominees is not permitted.
            ---

5 of the nominees for directors, Taragh Bracken, Leo Couprie, William Rancic, Joel Sebastian, and William C. Fatica are, at present, directors of the Company.

The following table sets forth certain information with respect to (i) each nominee for director of the Company; and (ii) all director nominees and executive officers of the Company as a group at November 27, 2004, including the number of shares of our Common Stock then officially owned by each of them. The persons specified below hold sole voting and investment power with respect to the shares of our Common Stock specified opposite their respective names, unless otherwise indicated, subject to community property and similar laws, where applicable. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission.

Security Ownership by Management.
---------------------------------

NAMES AND                         TITLE OF   AMOUNT AND NATURE OF   PERCENT OF
ADDRESSES (1)                     CLASS      BENEFICIAL OWNERSHIP   CLASS (2)
-------------------------------   --------   --------------------   ----------

Peter Nelipa (3)(5)               COMMON     830,000 shares            12.21%
President, Chief Executive
Officer and Secretary

Suzanne Lilly (4)(5)              COMMON     175,000 shares             2.57%
Chief Financial Officer
and Treasurer

Taragh Bracken (5)                COMMON     630,000 shares             9.27%
Director

William Fatica                    COMMON     40,000 shares (6)          0.59%
Director

Joel Sebastian                    COMMON     40,000 shares (6)          0.59%
Director

Leo Couprie                       COMMON     290,000 shares (6)         4.27%
Director (7)

Al Burgio                         COMMON     1,880,000 shares          27.66%
Nominee Director (8)(9)

Tyrone Ganpaul                    COMMON     250,000 shares             3.68%
Vice President (7)

William (Bill) Rancic             COMMON     100,000 shares             1.47%
Director

Gerry C. Quinn                    COMMON     200,000 shares             2.94%
Nominee Director (10)

All directors and named
executive officers as a group     COMMON     4,435,000  shares         65.25%

(1) The address for all of the above is c/o Monaco Group Inc., 20A Voyager Court South, Etobicoke, ON, M9W 5M7
(2) Based on 6,797,000 issued and outstanding shares of our Common Stock as of November 27, 2004, on a fully diluted basis.
(3) Mr. Nelipa is also the President and a director of both of our wholly owned subsidiaries Monaco (Canada) Inc. and MG Holdings Inc.
(4) Ms. Lilly is also the Secretary, Treasurer, and a director of 3 of our wholly owned subsidiaries, Monaco (Canada) Inc., MG Holdings Inc., and Sweet Valley Food Corporation.
(5) Pursuant to share repurchase agreements, dated as of July 23, 2003, by and among Peter Nelipa, our President and Secretary; Suzanne Lilly, our Chief Financial Officer; Taragh Bracken, our Director; and the Company, we have an option to purchase as many as 75% of the shares of our Common Stock owned by those directors until July 2005, in the event those persons terminate their membership on our Board of Directors. The total shares pursuant to those share repurchase agreements are based on the number of shares owned by those directors on the dates of their termination. As of the date of this Proxy Statement, those directors owned an aggregate of 1,635,000 shares of our Common Stock.
(6) Includes 30,000 shares of our Common Stock which may be acquired by the exercise of stock options.
(7) Mr. Couprie and Mr. Ganpaul are also shareholders, officers, and directors of Sweet Valley Foods Inc. ("Sweet Valley"). Sweet Valley holds 750,000 shares of exchangeable stock of MG Holdings and those 750,000 shares of that exchangeable stock may be exchanged for 1,500,000 shares of our Common Stock. Mr. Ganpaul owns one-sixth (1/6) of the issued and outstanding stock of Sweet Valley. Mr. Couprie owns one sixth (1/6) of the issued and outstanding stock of Sweet Valley.
(8) Mr. Burgio is a director and the only officer of Burgio Family Holdings Inc., the largest shareholder of the Company. Burgio Family Holdings Inc. is owned by (i) Burgio Family Trust I and (ii) Burgio Family Trust II. Al Burgio is a beneficiary of each of those trusts
(9) On October 4, 2004, we entered into a Share Purchase Agreement with Burgio Family Holdings, an Ontario corporation; ALBAR Capital Corp., an Ontario corporation; and Monaco (Canada) Inc., an Ontario corporation and a wholly owned subsidiary of the Company. When the transaction contemplated by that Share Purchase Agreement is consummated, Monaco (Canada) Inc. will issue to Burgio Family Holdings Inc., 3,000,000 shares of the Class A Preferred Stock of Monaco (Canada) Inc. Also, at that time, Monaco (Canada) Inc. will issue to ALBAR Capital Corp. 7,000,000 shares of Class A Preferred Stock of Monaco (Canada) Inc. Burgio Family Holdings holds 50.1% of the issued and outstanding stock of ALBAR Capital Corp.
(10) Mr. Quinn, if elected to our Board of Directors will be issued 125,000 shares of our Common Stock and options to purchase 75,000 shares of our Common Stock for a period of 5 years, at a purchase price of $1.50 per share if he accepts his election. In the event Mr. Quinn resigns as a director of the Company before the expiration of 6 months from the date of his election, all of those shares and warrants shall be cancelled by the Company. Additionally, in the event Mr. Quinn resigns as a director of the Company on a date sooner than 12 months following the date of his election, one-half of those shares and those warrants shall be cancelled by the Company.

Security  Ownership  of Certain  Beneficial  Owners.  Other than  directors  and
----------------------------------------------------
officers, the following table specifies the beneficial owners of 5% or more of our Common Stock.

                                               AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS              TITLE OF CLASS   BENEFICIAL OWNERSHIP   CLASS (2)
---------------------------   --------------   --------------------   ----------

Burgio Family (1) Holdings    COMMON           1,880,000 shares          27.66%
Inc. (3)(4)

Sweet Valley Foods Inc. (5)   COMMON           1,500,000 shares          22.07%

Amton Inc. (5)(6)             COMMON           400,000 shares            5.88%

(1) The address for Burgio Family Holdings Inc. is c/o Monaco Group, 20A Voyager Court South, Etobicoke, ON, M9W 5M7.
(2) Based on 6,797,000 issued and outstanding shares on November 17, 2004, on a fully diluted basis.
(3) Al Burgio is the President and Director of Burgio Family Holdings Inc. Burgio Family Holdings Inc. is owned by (i) Burgio Family Trust I and (ii) Burgio Family Trust II. Al Burgio is a beneficiary of each of those trusts.
(4) On October 4, 2004, we entered into a Share Purchase Agreement with Burgio Family Holdings, an Ontario corporation; ALBAR Capital Corp., an Ontario corporation; and Monaco (Canada) Inc., an Ontario corporation and a wholly owned subsidiary of the Company. When the transaction contemplated by that Share Purchase Agreement is consummated, Monaco (Canada) Inc. will issue to Burgio Family Holdings Inc., 3,000,000 shares of the Class A Preferred Stock of Monaco (Canada) Inc. Also, at that time, Monaco (Canada) Inc. will issue to ALBAR Capital Corp. 7,000,000 shares of Class A Preferred Stock of Monaco (Canada) Inc. Burgio Family Holdings holds 50.1% of the issued and outstanding stock of ALBAR Capital Corp.
(5) The address for Sweet Valley Foods Inc. is 2345 Stanfield Road, Mississauga, Ontario, Canada, L4Y 3Y3.
(6)  The address  for Amton Inc. is 2  Independence  Court,  New York,  New York
     10956.

Nominees for Directors
----------------------

Taragh Bracken is 33 years old and has been one of our directors  since July 21,
--------------
2003, the date that the Company was formed. Ms. Bracken has been a lawyer in private practice since 2001, specializing in civil and commercial litigation, family, and criminal law. From 1999 to 2001, Ms. Bracken was a Solicitor for Watkins, Wilson & Associates Inc. Trustees in Bankruptcy. From 1992 to 1996, Ms. Bracken was a Solicitor for O'Mara, Geraghty, McCourt in Ireland. Ms. Bracken was called to the Bar by the Law Society of Ireland in 1992 and qualified as a Solicitor with the Law Society of Upper Canada in 1999.

Joel  Sebastian is 62 years old and has been one of our directors  since July 2,
---------------
2004. Mr. Sebastian is the Vice President of Special Projects at Bozzuto's Inc., a wholesale distributor of food and household products to retailers in New England, New York, New Jersey, Pennsylvania, and Maryland, based in Cheshire, Connecticut. From June 1971 to December 1985, Mr. Sebastian was with Sweet Life

Foods in a variety of positions, including Director of Purchasing; and from December 1985 to January 1995, he was with Bozzuto's as Vice President of Merchandising and Advertising before accepting the position of Vice President of Marketing for the Sweet Life Division of Supervalu in January of 1995. He was later promoted to the position of Vice President of Category Management for the New England Region of Supervalu. In October 2003, Mr. Sebastian then returned to Bozzuto's as Vice President of Special Projects.

As an active member of industry trade associations, Mr. Sebastian served as Chairman of Food Distributors International (formerly NAWGA) Buyer Merchandiser Committee, was a Director on Independent Grocer Association ("IGA") Executive Committee, served on the IGA Red Oval Advisory Board, a member of Ralston Purina's Advisory Board, a member of the Connecticut Food Association, served on Mass Foods Legislative Committee and Convention Committees, a past Chairman and Director Emeritus of North East Food Distributors Association, and currently serves as Chairman of Food Marketing Institute's Vendor Distributor Exchange ("VENDEX") and Annual Business Conference (ABC) Convention Committees and is on the Board of Directors for Mass Foods. Mr. Sebastian also served on the committee that developed Nestle Foods current funding program. In addition to his degree of Business Management at Quinnipiac College, Mr. Sebastian continued his education with the Levinson Institute, Zenger Miller and a variety of training seminars. Mr. Sebastian is a director of Synergy Brands Inc. Synergy Brands Inc., which is a public company and listed on the NASDAQ Small Cap securities exchange.

William  Fatica is 63 years old and has been one of our directors  since July 2,
---------------
2004. Mr. Fatica is a partner of Corporate Brand Specialists, headquartered in Pittsburgh, Pennsylvania, a company he co-founded in 2001. Corporate Brand Specialists clients include Del Monte, H. J. Heinz Co., Knauss Snack Food Company, and Creekside Springs. Prior to co-founding Corporate Brand Specialists, Mr. Fatica worked in various management positions for H.J. Heinz for thirty (30) years, eventually retiring as the General Manager of the Heinz Corporate Brand Business Unit in 2001. Mr. Fatica is a past Vice President of the Northeastern GMR, served on the VENDEX Planning Committee, and participated in the annual Private Label Manufacturers Association Industry Roundtable. Mr. Fatica graduated from Ohio University in Athens, Ohio.

Leo  Couprie  is 53 years old and has been one of our  directors  since July 27,
------------
2004. He was appointed to the Board of Directors of the Company in conjunction with the acquisition of the assets of Sweet Valley Foods Inc. by MG Holdings Inc., a subsidiary of the Company. Mr. Couprie is the Chairman of the Board of Directors of Sweet Valley Foods Inc. Mr. Couprie is an officer, director, and shareholder of Sweet Valley Foods Inc., which holds 750,000 shares of exchangeable stock of MG Holdings Inc. in which are exchangeable for 1,500,000 of our Common Stock. Mr. Couprie is also the Chairman of Couprie, Fenton Inc., a company he co-founded in 1986. From 1994 to 1996, Mr. Couprie was the President of C&F Meat Brokers and from 1974 to 1984, a trader for Canada Packers Limited, International Division. Mr. Couprie also serves on the Board of Directors of Mortgage Central and Voyager Group Inc. Since 2001, he has served as the Chair of Seneca College's International Business Advisory Board.

Al  Burgio  is 28 years  old and is  nominated  as one of our  directors.  Since
----------
December 1999, Mr. Burgio has been President and director of Burgio Family Holdings Inc., currently our largest shareholder, and majority shareholder of ALBAR Capital Corp. Since September 2001, Mr. Burgio has been President and director of ALBAR Capital Corp. From August 1998 to February 2000 Mr. Burgio was President of Gordacom Consulting Inc. From June 2000 to May 2002, Mr. Burgio was director of Avenue Financial Corporation (formerly University Avenue Financial Corporation, a Canadian reporting company). From September 2002 to September 2004, Mr. Burgio was the Chief Executive Officer and President of Skyway Wholesale Grocers Inc. From March 2004 to the present, Mr. Burgio was President of (i) Loretta Foods Limited, (ii) LF Acquisition Corp., and (iii) LF Brands Inc. From May 2004 to the present, Mr. Burgio has been the President and Chief Executive Officer of Golden Gate Flour Corporation. Mr. Burgio attended Brock University Bachelors of Accounting program from 1994 to 1997; provided, however, Mr. Burgio did not complete the degree program.

William  Edward (Bill) Rancic is 33 years old and the newest member of our Board
-----------------------------
of Directors, elected on October 7, 2004. Mr. Rancic received a Bachelor of Criminal Justice Degree from Loyola University of Chicago in 1992. In 1995, Mr. Rancic founded The Ranley Group, doing business as Cigars Around the World. In
                                                    -----------------------
June 2003, The Ranley Group was acquired by Gran Reserve Corporation, a subsidiary of Synergy Brands Inc. From 1995 to June 2004, Mr. Rancic was the President and a director of The Ranley Group. Mr. Rancic is the winner of the Donald Trump NBC show "The Apprentice" and author of "You're Hired: How to Succeed in Business and Life." Mr. Rancic is a director of Synergy Brands Inc., and Synergy Brands Inc., which is a public company and listed on the NASDAQ Small Cap securities exchange.

Gerry C. Quinn is 55 years old and is  nominated  as one of our  directors.  Mr.
--------------
Quinn has served as President of The Erin Mills Investment Corporation, since July 1989, a real estate development and investment company. Prior to joining Erin Mills, Mr. Quinn served as a senior officer in Magna International Inc. and Barrincorp, both publicly traded companies, and he served as a partner in the public accounting firm of Ernst & Young. Currently, Mr. Quinn is also a director of MotorVac Technologies, Inc. and Remote Dynamics Inc., and Remote Dynamics Inc. is a public company and listed on NASDAQ Small Cap securities exchange.

Other Executive Officers
------------------------

Peter Nelipa is 37 years old and has been our President and Secretary since July
------------
21, 2003, the date of our formation. On October 7, 2004, Peter Nelipa resigned as a director of the Company, but remained as the President and Secretary of the Company. Mr. Nelipa is also the President and one of the directors of 2 of our wholly owned subsidiaries, Monaco (Canada) Inc. and MG Holdings Inc. Since 2001, Mr. Nelipa has held various management positions with New Durham Trading, an importer and exporter of various consumer products. In 1999, Mr. Nelipa co-founded Iceflow Technologies Inc. (formerly IC3), a company that developed a patented technology for cooling liquid products, and served in various management positions until 2001. From 1997 to 1999, Mr. Nelipa was the President of Draft Guys, a company that installs draught systems in restaurant and stadiums.

Suzanne  Lilly is 53 years  old and Ms.  Lilly  has  been  the  Chief  Financial
--------------
Officer, Treasurer and one of our directors since our formation. On July 2, 2004, Ms. Lilly resigned as a director, but remained the Chief Financial Officer and Treasurer of the Company. Ms. Lilly is also the Secretary, Treasurer and one of the directors of 3 of our wholly owned subsidiaries, Monaco (Canada) Inc., MG Holdings Inc., and Sweet Valley Food Corporation. Ms. Lilly is responsible for day-to-day operations as well as our administrative and financial activities. Since May 2003, Ms. Lilly has also been the President of Logex Warehousing and Distribution Inc., a company that providing warehousing and distribution services to companies in the grocery industry. From 2001 to the present, Ms. Lilly has also been a director and interim Chief Financial Officer of @rgentum Management and Research Corporation. From 2001 to 2002, Ms. Lilly was the Chief Financial Officer of Avenue Financial Corporation, a Canadian financial management company listed on the TSX Venture Exchange. From 1991 to 2003, Ms.
Lilly was a Chartered Accountant in private practice. Ms. Lilly earned her Chartered Accountant designation with PriceWaterhouseCoopers.

Tyrone  Ganpaul is 55 years old and has been our Vice  President  since July 27,
---------------
2004. Mr. Ganpaul is also the President and a director of our subsidiary Sweet Valley Food Corporation. He is currently the President, a director and a shareholder of Sweet Valley Foods Inc., which holds 750,000 shares of exchangeable stock of MG Holdings Inc. and which are exchangeable for 1,500,000 shares of our Common Stock. Mr. Ganpaul has significant experience in financial management, marketing, control, and development for a number of various businesses, especially food, consumer products, and resource products. From 1994 to 2001, he was a business development consultant for various companies, including Goudas Food Products Company Limited. From 1987 to 1994, Mr. Ganpaul was Vice President Finance for Export Packers Company Limited. Mr. Ganpaul has a degree in Economics and Business Administration from the University of Guyana and a RIA diploma from the Society of Management Accountants (formerly the Society of Registered Industrial Accountants).

There is no family relationship between any of our officers or directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

Board of Directors Meetings During Last Fiscal Year
---------------------------------------------------

The Board of Directors of the Company held 2 meetings during the fiscal year ending December 31, 2003, and took action by unanimous written consent on 11 occasions. Our Board of Directors initially consisted of 3 directors, Peter Nelipa, Taragh Bracken, and Suzanne Lilly. On July 2, 2004, Suzanne Lilly resigned as a Director, but remained the Chief Financial Officer and Treasurer of the Company. On July 2, 2004, the Board of Directors appointed William Fatica and Joel Sebastian to the Board of Directors. On July 27, 2004, in conjunction with the acquisition of the assets of Sweet Valley Foods Inc. by MG Holdings, Inc., Leo Couprie, a member of the Board of Directors of Sweet Valley Foods
Inc., was appointed as a member of the Board of Directors of the Company. On October 7, 2004, Peter Nelipa resigned as a director, but remained as the President and Secretary of the Company. On October 7, 2004, the Board of Directors appointed William (Bill) Rancic to fill the vacancy created by the resignation of Mr. Nelipa. All action by the Company's directors regarding these matters was taken by written consent in lieu of holding Board of Directors' meetings.

All directors of the Company hold office until the next annual meeting of stockholders of the Company and the election and qualification of their successors. Officers of the Company are appointed annually by, and serve at the discretion of, the Board of Directors. As the directors shall be elected by a plurality of the votes of the shares of our Common Stock present in person or represented by Proxy at the Annual Meeting, those 6 nominees for director receiving the most votes of the shares present in person or represented by Proxy at the Annual Meeting will be elected as the members of the Company's Board of Directors, in spite of the fact that no such nominee may receive more than one-half (1/2) of the total votes cast. Cumulative voting for nominees is not
                                                                             ---
permitted.

Committees of the Board of  Directors.  Pursuant to the  Company's  Bylaws,  the
--------------------------------------
Board of Directors has formed 3 committees consisting of one or more directors of the Company. On November 11, 2004, the Board of Directors formed an Audit Committee, Executive Compensation Committee, and Employee Compensation Committee. Selection of members of those committees was made by all the members of the Board of Directors.

Audit   Committee.   The  Audit   Committee  will  be  responsible   for  making
------------------
recommendations to the Board of Directors regarding the selection of independent auditors, reviewing the results and scope of the audit and other services provided by the Company's independent auditors, reviewing the Company's financial statements for each interim period, and reviewing and evaluating the Company's internal audit and control functions. Joel Sebastian and William Fatica have been appointed by the Board of Directors to serve on the Audit Committee. No meetings of the members of the Audit Committee have been held.

Executive Compensation  Committee.  The Executive Compensation Committee will be
----------------------------------
responsible for making recommendations to the Board of Directors concerning salaries and incentive compensation for officers, directors, and executive employees. It will also administer the Company's 2004 Stock Plan with respect to compensation of directors, officers, and certain consultants of the Company. Joel Sebastian, William Fatica, and William (Bill) Rancic have been appointed by the Board of Directors to serve on the Executive Compensation Committee. No meetings of the members of the Executive Compensation Committee have been held.

Employee Compensation  Committee.  The Employee  Compensation  Committee will be
---------------------------------
responsible for making recommendations to the Board of Directors concerning salaries and incentive compensation for employees of the Company, who are not officers. Leo Couprie and Taragh Bracken have been appointed by the Board of

Directors to serve on the Employee Compensation Committee. No meetings of the members of the Employee Compensation Committee have been held.

Compensation  of Officers.  Since our  incorporation,  none of our officers have
--------------------------
received any compensation. At such time as the Company was formed, Peter Nelipa received 800,000 shares of our Common Stock and Suzanne Lilly received 750,000 shares of our Common Stock.

Compensation  of  Directors.  For their  service on our Board of  Directors,  no
----------------------------
director has received any cash compensation. At such time as the Company was formed, Company issued to Peter Nelipa 800,000 shares of our Common Stock and to Suzanne Lilly 750,000 shares of our Common Stock, and to Taragh Bracken 600,000 shares of our Common Stock. Additionally, at such time as William Rancic was appointed as a director the Company, the Company issued to Mr. Rancic 100,000 shares of our Common Stock.

At the time Joel Sebastian was appointed as a director of the Company, the Company issued to Mr. Sebastian (i) 10,000 shares of our Common Stock and (ii) options to purchase 30,000 shares of our Common Stock for a period of 5 years at a purchase price of $1.00 per share. At the time William Fatica was appointed as a director of the Company, the Company issued to Mr. Fatica (i) 10,000 shares of our Common Stock and (ii) options to purchase 30,000 shares of our Common Stock for a period of 5 years at a purchase price of $1.00 per share. At the time Leo Couprie was appointed a director of the Company, the Company issued to Mr.
Couprie (i) 10,000 shares of our Common Stock and (ii) options to purchase 30,000 shares of our Common Stock for a period of 5 years at $1.00 per share. If Gerry C. Quinn is elected as a director of the Company, the Company shall issue to Mr. Quinn (i) 125,000 shares of our Common Stock and (ii) options to purchase 75,000 shares of our Common Stock for a period of 5 years at a purchase price of $1.50 per share.

Employment Agreements. We have not entered into or are a party to any employment
----------------------
agreements.

Communications  with Directors.  The Board of Directors  maintains a process for
-------------------------------
stockholders to communicate with the Board of Directors or any member of the Board of Directors. Stockholders who desire to communicate with the Board of Directors should send any communications to the Company's Secretary, c/o Monaco Group Inc., 20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7. Any communication must specify the number of shares of our Common Stock beneficially owned by the shareholder making the communication. The Company's Secretary will forward such communication to the complete Board of Directors or to any individual director or directors to whom the communication is directed, unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which event the Company's Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

The Company does not have a formal policy regarding director attendance at the Annual Meeting, but the Board of Directors expects that the directors who are nominated for election at the Annual Meeting will attend the Annual Meeting. The Company currently does not have a policy with regard to the consideration of any director candidates recommended by stockholders, except that stockholder candidates should possess the professional experience and skills and personal qualities that the Company seeks in director candidates.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

We intend that any transactions by and among the Company and our officers, directors, principal stockholders, affiliates or advisors will be on terms and conditions no less favorable to the Company than those terms and conditions reasonably obtainable from third parties. To date there have been no related party transactions, other than specified below.

Conflicts  Related to Other  Business  Activities.  The  persons  serving as our
--------------------------------------------------
officers and directors have existing responsibilities and, in the future, may have additional responsibilities, to provide management and services to other businesses. As a result, conflicts of interest between us and those other businesses may occur from time to time. We will attempt to resolve any such conflicts of interest in our favor. Our officers and directors are accountable to us and to our stockholders as fiduciaries, which requires that our officers and directors exercise good faith and integrity in handling our affairs. A stockholder may be able to commence legal action on our behalf or on behalf of that stockholder and all other similarly situated stockholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to us.

Of our officers, Suzanne Lilly currently serves as President of Logex Warehousing and Distribution Inc., an Ontario corporation ("Logex"). Logex provides warehousing and distribution services to various companies in the grocery industry. Ms. Lilly currently devotes approximately one-fourth (1/4) of her time to Logex. We do not believe that we have any conflicts of interest with the business of Logex, other than Ms. Lilly's duty to provide management and services. Ms. Lilly currently devotes approximately twenty hours per week to our business. We do not believe that we have any conflicts of interest with any business interest of Peter Nelipa, other than Mr. Nelipa's duty to provide management and services to other entities. Mr. Nelipa currently devotes approximately ten hours per week to our business. Additionally, Tyrone Ganpaul is our vice president. He is also currently the president and a director of Sweet Valley Foods Inc. We do not believe that we have any conflicts of interest with the business of Sweet Valley Foods Inc., other than Mr. Ganpaul's duty to provide management and services.

Each of the persons serving as our directors have existing responsibilities to other businesses and, in the future, may have additional responsibilities, to provide management and services to other entities in addition to us.

Logex Warehousing and Distribution Inc., a corporation controlled by Suzanne Lilly, our Chief Financial Officer, currently provides us with approximately 650 square feet of office space, which we anticipate will satisfy our requirements for the next twelve months. This corporation has agreed to provide us with office space until December 31, 2004 at no charge. Thereafter, we will attempt to negotiate rental or lease terms with this corporation consistent with competitive rental rates. This corporation also currently provides warehousing services to us. This corporation has agreed to provide warehousing services, as needed, until December 31, 2004, at no cost. Thereafter, if we require the use of warehousing services from this corporation, it would provide such services, on a per-use basis, consistent with competitive rental rates. This corporation currently charges its customers at a rate of $3.75 per pallet for inbound, $3.75 per pallet for outbound and $4.50 per pallet per month for storage.

On or about September 30, 2004, Skyway Wholesale Grocers Inc. ("Skyway"), previously a subsidiary of Burgio Family Holdings Inc., our largest stockholder, was sold by Burgio Family Holdings Inc. to an unrelated third party. Skyway is a wholesaler of grocery and related products to various retailers in Canada. During the 3 month period ending September 30, 2004, our subsidiaries Sweet Valley Food Corporation and Bayshore Foods Inc. sold products in the amount of $125,885.00 to Skyway, in the ordinary course of business. In October 2004, William Rancic was appointed to our Board of Directors. At that time, we issued to Mr. Rancic 100,000 shares of our Common Stock. Those shares were issued in a transaction that we believe satisfies the requirements of that particular exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, specified by the provisions of Section 4(2) of that Act.

On October 4, 2004, the Company entered into a Share Purchase Agreement with Burgio Family Holdings Inc., a Canadian corporation; ALBAR Capital Corp., a Canadian corporation ("ALBAR"); Monaco (Canada) Inc., a Canadian corporation ("Monaco Canada"), regarding the purchase and sale of certain shares of stock ("Share Purchase Agreement"). LF Licensed Products Inc. ("LF Licensed") and LF Acquisition Corp. are wholly owned subsidiaries of Burgio Family Holdings Inc. LF Brands Inc. is a wholly owned subsidiary of ALBAR.

Subsequent to the date the Share Purchase Agreement was entered into, Loretta Baking Mix Products Ltd., a Michigan corporation and a wholly owned subsidiary of LF Brands Inc., signed an obligatory letter of intent to acquire all of the assets and the operating business of Amendt Corporation, a Michigan corporation ("Amendt") ("Amendt Transaction"), for consideration of as much as $2,900,000.00, subject to certain financing restrictions. Amendt is a manufacturer of baking mix products, using the brand name County Fare and
                                                                ------------
private label products for retail chains.

A summary of the Amendt Transaction is:

     o Quest Capital Corp. will lend to Loretta Baking Mix Products Ltd. $880,000.00 as a secured loan ("Loan") subject to due diligence;

     o The proceeds of the Loan shall be for working capital and the purchase of substantially all the assets of Amendt (which are available for acquisition because of foreclosure by Monroe Bank & Trust), including equipment, inventory, accounts receivable, and intangible assets, but excluding real estate and buildings (it is anticipated that the real estate and buildings will be sold to a third party for at least $800,000.00, thereby reducing the consideration required for the Amendt Transaction);

     o Loretta Baking Mix Products Ltd. shall create and issue to the sole shareholder of Amendt, who also is a guarantor of the indebtedness to Monroe Bank & Trust, shares of its preferred stock with a value of as much as $1,400,000.00; and those shares of that preferred stock shall be exchangeable, at the option of the holder thereof, for 350,000 shares of our Common Stock.

     o The Loan shall be due and payable in full on or before December 15, 2005;

     o Loretta Baking Mix Products Ltd. shall provide to Quest Capital Corp. a first priority security interest in favor of Quest Capital Corp. for all of the present and after acquired personal property of Loretta Baking Mix Products Ltd.;

     o The Company will grant to Quest Capital Corp. a first priority security interest in favor of Quest Capital Corp. for all of the Company's present and after acquired personal property; and

     o    Al Burgio shall provide an unlimited personal guaranty for the Loan.

LF Brands Inc. owns 6,000 shares of the capital stock of Golden Gate Flour Corporation, which is 60% of the issued and outstanding shares of Golden Gate Flour Corporation. 2047810 Ontario Inc. owns the remaining 4,000 shares of capital stock of Golden Gate Flour Corporation. LF Brands Inc. has the option to acquire from 2047810 Ontario Inc. all of those 4,000 shares on November 27, 2004. There can be no guarantee or assurance that LF Brands Inc. will be granted an extension of time to exercise that option.

Monaco Canada is a wholly owned subsidiary of the Company.

Pursuant to the provisions of the Share Purchase Agreement, the Company has agreed to guarantee all of the obligations of Monaco Canada to Burgio Family Holdings Inc. and ALBAR, including, but not limited to, the (i) obligation to pay dividends regarding the Class A Preferred Stock to be issued by Monaco Canada, if and when declared, and (ii) redemption of that Class A Preferred
Stock by Monaco Canada and payment of the applicable purchase price therefor when notified by the holders of that Class A Preferred Stock, if they desire that such redemption occur. Additionally, the Company has agreed to guarantee that operating line of credit in the amount of $2,000,000.00 (Canadian Dollars) extended by the Bank of Montreal to Loretta Foods Limited; and that line of credit is currently secured by the assets of Loretta Foods Limited and guaranteed by Burgio Family Holdings Inc.

LF Acquisition owns 3 shares of the Capital Stock of Loretta Foods Limited, which are all of the issued and outstanding shares of Loretta Foods Limited.

Pursuant to the provisions of the Share Purchase Agreement, Monaco Canada will acquire from Burgio Family Holdings Inc. 1,500 shares of LF Licensed. Additionally, pursuant to the provisions of the Share Purchase Agreement, Monaco Canada will acquire from Burgio Family Holdings Inc. 100 shares of LF Acquisition. In exchange for those 1,500 shares of LF Licensed and 100 shares of

LF Acquisition, Monaco Canada shall issue to Burgio Family Holdings Inc. 3,000,000 shares of Series A Preferred Stock of Monaco Canada.

Additionally, pursuant to the provisions of the Share Exchange Agreement, Monaco Canada will acquire from ALBAR those 100 shares of capital stock issued by LF Brands and presently owned by ALBAR. In exchange for those 100 shares of LF Brands, Monaco Canada shall issue to ALBAR 7,000,000 shares of Monaco Canada's Class A Preferred Stock.

A summary of the designations, preferences, and rights regarding that Class A Preferred Stock are:

     o all shares of the Class A Preferred Stock shall be prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of Monaco Canada, whether voluntary or involuntary, to all of the common stock;

     o the holders of the Class A Preferred Stock shall be entitled to receive, from the net profits of Monaco Canada, dividends of the annual rate of $.04 (Canadian Dollars) per share per annum payable quarterly no later than the 15th day of the month following the quarterly period and accruing until paid, beginning and assessed, commencing and assessed on the first full quarter following issuance. The amount of dividends payable shall be computed on the basis of a 360 day year of four 90 day quarters. The holders of Monaco Canada's common stock shall be entitled to all remaining profits which the Board of Directors may determine to distribute to holders of that common stock as dividends;

     o in the event of the liquidation, dissolution or winding up of the Monaco Canada, whether voluntary or involuntary, holders of the Class A Preferred Stock shall be entitled to receive from the assets of Monaco Canada, whether such assets are stated capital or surplus of any nature, an amount equal to the dividends accumulated thereon until the date of final distribution to such holders which have not been paid, without interest, and in an amount equal to $1.00 (Canadian Dollars) per share, before any payment should be made or any assets distributed to holders of Monaco Canada's common stock;

     o    Monaco Canada is not entitled to redeem the Class A Preferred Stock.

     o Each share of Class A Preferred Stock shall be retractable, after 7 years, at the option of the holder thereof at $1.00 (Canadian Dollars) per share plus, in each case, an amount in cash equal to all dividends on the Class A Preferred Stock accrued and unpaid thereon, pro rata to the date fixed for retraction (such amount is hereinafter referred to as the "Retraction Price").

     o Not less than 30 days and not more than 60 days prior to the retraction date notice by first class mail, postage prepaid, shall be given to Monaco Canada. Each such notice of retraction shall specify the date fixed for retraction and the Retraction Price. Payment will be made up on presentation and surrender of the shares of the Class A Preferred Stock and that on and after the retraction date, dividends will cease to accumulate on such shares.

     o The shares of Class A Preferred Stock shall not be convertible at the option of the holder thereof.

     o The Class A Preferred Stock should not have any voting rights regarding any corporate business, except for that business that directly affects the existence and rights and obligations of the Class A Preferred Stock; and

     o During such time as the Class A Preferred Stock is issued and outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least one-half (1/2) of all issued and outstanding shares of Class A Preferred Stock voting separately as a class, amend, alter, or repeal (by merger or otherwise) any provision of the Amended Articles of Incorporation, or the Bylaws of Monaco Canada, so as to affect adversely the relative rights, preferences, qualifications, limitations, and restrictions of the Class A Preferred Stock.

LF Acquisition is indebted to Burgio Family Holdings Inc. in the amount of $1,778,884 (Canadian Dollars) pursuant to the terms of a Vendor Loan Secured Debenture. As security for the indebtedness evidenced by that Secured Debenture, Burgio Family Holdings Inc. has a security interest in those 100 shares of capital stock issued by LF Acquisition and all of the assets of LF Acquisition. Accordingly, Burgio Family Holdings Inc. has a first priority in those 100 shares and those assets, as a secured creditor, and that security interest will terminate only when the indebtedness evidenced by that Secured Debenture is paid completely.

The Company's stockholders should be aware that Al Burgio, nominated to be a director and anticipated to become an executive officer of the Company after the consummation of the transaction contemplated by the Share Purchase Agreement, has a significant interest in that transaction which may be different from, or in addition to, the interest of the other stockholders of the Company. Specifically, Mr. Burgio owns or controls a significant interest in Burgio Family Holdings Inc. and ALBAR and the entities and businesses which will be acquired pursuant to the Share Purchase Agreement. Additionally, the result of the consummation of that transaction, the Company will assume responsibility for the performance of significant obligations and undertakings of those entities and businesses. Mr. Burgio, as a result of his influence regarding Burgio Family Holdings Inc. and ALBAR, will participate in the dividends declared for and the other preferences relating to the Class A Preferred Stock.

Conditions to the consummation of the transaction contemplated by the provisions of the Share Purchase Agreement include:

     o the absence of legal prohibitions having the effect of preventing or prohibiting the consummation of that transaction;

     o    the  absence  of  breaches  of  the   representations  and  warranties
          specified in the Share Purchase Agreement that may result in a material adverse effect on the representing and warranting party; and

     o the material performance of each party's obligations pursuant to the Share Purchase Agreement.

When legally permissible, a party may decide to waive a condition to its obligation to complete that transaction, although that condition has not been satisfied.

Pursuant to the provisions of the Share Purchase Agreement, on the closing of the transactions contemplated by the Share Purchase Agreement, Monaco Canada and the Company were to cause LF Acquisition Corp. to pay no less than the equivalent of $500,000.00(Canadian Dollars) of the indebtedness evidenced by that Secured Debenture; provided, however, Burgio Family Holdings Inc. has waived that requirement for LF Acquisition Corp to pay that amount on the closing of the transaction contemplated by the Share Purchase Agreement. Additionally, at such time, Al Burgio will be appointed to the Board of Directors of the Company and Chief Executive Officer and Chairman of the Board of the Company.

On December 31, 2003, Burgio Family Holdings Inc. and Mary Penny entered into and executed a share purchase agreement with an assignment to LF Acquisition Corp. ("Penny Agreement").

On the closing of the transaction contemplated by the Share Purchase Agreement, Monaco Canada and the Company will jointly and severally become liable with Burgio Family Holdings Inc. for all of the debts, obligations, and liabilities of Burgio Family Holdings Inc. to Mary Penny, specified by the provisions of the Penny Agreement, including, but not limited to, the obligation to pay the balance of the purchase price to Mary Penny and comply completely with the Loretta Foods Limited Share Pledge Agreement by and among Burgio Family Holdings Inc. and Mary Penny.

Additionally, on the closing of the transaction contemplated by the Share Purchase Agreement, Monaco Canada and the Company shall guarantee and indemnify Burgio Family Holdings Inc. and ALBAR from any and all liability, loss, costs, expenses, interest, penalties, and claims of any kind and nature whatsoever which at any time or from time to time may be paid, incurred, or asserted against Burgio Family Holdings Inc. or ALBAR regarding the line of credit provided by the Bank of Montreal to Loretta Foods Limited in the principal amount of $2,000,000.00 (Canadian Dollars).

On the closing of the transaction contemplated by the Share Purchase Agreement, Burgio Family Holdings Inc. and the Company shall agree that the indebtedness evidenced by that Secured Debenture shall become due and payable if (i) the issued and outstanding shares of our Common Stock at any time exceeds 12,500,000 shares, on a fully diluted basis; or (ii) the total liabilities of the Company and its subsidiaries, considered on a combined and consolidated basis, exceed $17,500,000.00 (Canadian Dollars).

On July 27, 2004, the Company, by our subsidiary MG Holdings, acquired the assets of Sweet Valley Foods Inc. ("Sweet Valley") used in the manufacturing, processing, and selling of sugar in consideration of $80,000.00 Canadian Dollars in cash, 750,000 shares of exchangeable stock of MG Holdings, and cash compensation for its inventory. Each share of exchangeable stock of MG Holdings may be exchanged for 2 shares of our Common Stock. The value of the inventory purchased from Sweet Valley Foods Inc., as at July 1, 2004, was $282,724.78 Canadian Dollars. Couprie, Fenton Inc., a corporation owned by certain shareholders of Sweet Valley, has agreed to finance this inventory purchase on a short-term basis. The cash paid by MG Holdings at closing was $80,000.00 Canadian Dollars. Burgio Family Holdings Inc., our largest shareholder, agreed to lend us funds to complete this purchase. We formed a new subsidiary, Sweet Valley Food Corporation, an Ontario corporation, to operate and utilize the sugar assets acquired. Leo Couprie, a director of Sweet Valley, was appointed to our Board of Directors. Mr. Couprie is also the Chairman of Couprie, Fenton Inc. Tyrone Ganpaul, a director and officer of Sweet Valley Foods Inc., has been appointed our Vice President. When he was appointed, we issued to Leo Couprie 10,000 shares of our Common Stock and options to purchase 30,000 shares of our Common Stock at $1.00 per share. The shares and options were issued in a transaction that we believe satisfies the requirements of that particular exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, specified by the provisions of Regulation S.

In July 2004, Joel Sebastian and William Fatica were appointed to our Board of Directors. At that time, we issued to each of Joel Sebastian and William Fatica 10,000 shares of our Common Stock and options to purchase 30,000 shares of our Common Stock for a period of 5 years at $1.00 per share. Those shares and options were issued in a transaction that we believe satisfies the requirements of that particular exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, specified by the provisions of Section 4(2) of that Act.

In June 2004, our subsidiary, Monaco (Canada), sold products in the amount of $80,342.00 to Sweet Valley Foods Inc., in the ordinary course of business. Since our acquisition of all the assets related to the sugar business of Sweet Valley Foods Inc., we do not expect to transact any further business with Sweet Valley Foods Inc.

On or about July 30, 2003, we issued 120,000 shares of our Common Stock (as adjusted for a September 29, 2003 stock split) to Peter Nelipa, Suzanne Lilly, Taragh Bracken, and Burgio Family Holdings Inc. in exchange for $12,000.00. Those shares were issued in a transaction which we believe satisfies the requirements of that particular exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, specified by the provisions of Regulation S.

On July 24, 2003, we entered into a Loan Facility Agreement with Burgio Family Holdings Inc. our largest stockholder. This Loan Facility Agreement allows us to borrow as much as $20,000.00 at 10% interest per annum on all amounts lent. The money is accessible upon 7 days notice to Burgio Family Holdings Inc. unsecured and payable on demand upon 30 days written notice from Burgio Family Holdings Inc. We believe that the terms of the Loan Facility Agreement were negotiated in good faith and are as favorable, if not more favorable, than those that could have been negotiated with at arm's length with an unaffiliated third party because the loan is unsecured, flexible, and provides a reasonable interest rate.

Pursuant to an Option Agreement, dated as of July 23, 2003, by and among Peter Nelipa, our President and Secretary; Suzanne Lilly, our Chief Financial Officer; Taragh Bracken, our director, and the Company, we have an option to repurchase as many as 75% of the shares of our Common Stock held by them until July, 2005 in the event they terminate their relationships with the Company. The total shares pursuant to this Option Agreement are based on the number of shares owned by those persons on the date of their termination. As of November 27, 2004, those persons own an aggregate of 1,635,000 shares of our Common Stock.

On July 23, 2003, Peter Nelipa, Suzanne Lilly, Taragh Bracken and Burgio Family Holdings Inc. were issued 4,000,000 shares of our Common Stock (as adjusted for a September 29, 2003 stock split) in exchange for their services relating to organizing our business, which shares were valued at $40,000.00. Those shares were issued in a transaction that we believe satisfies the requirements of that particular exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, specified by the provisions of Regulation S.

APPROVAL OF 2004 STOCK PLAN
---------------------------
(Proposal 2)

We believe that it is in the best interests of the Company to reserve 1,500,000 shares of our Common Stock pursuant to the terms and subject to the conditions specified in the Company's Stock Plan ("Plan"), which was approved and adopted by the Company's Board of Directors on July 2, 2004, and a copy of which is attached to this Proxy Statement as Exhibit 1. The options and stock issuable pursuant to the Plan are intended to be incentives to, and encourage stock ownership by, certain directors, officers, employees and other persons providing service to the Company, so that they may acquire or increase their proprietary interests in the success of the Company, and encourage them to remain in the Company's service.

The Company may register, at the Company's expense, with the Securities and Exchange Commission, on a Form S-8 registration statement shares of our Common Stock issuable pursuant to the Plan.

The following summary description of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit 1. Any shares of our Common Stock which are subject to an option which are not used because the option is terminated due to the termination of the optionees employment with the Company or otherwise not exercised may again be used for options pursuant to the Plan.

The Plan is administered by the Executive Compensation Committee of the Company. The Executive Compensation Committee is currently comprised of Joel Sebastian, William Fatica, and William Rancic.

The Executive Compensation Committee is empowered to select those persons eligible to be granted options or receive stock awards pursuant to the Plan, to determine the time or times at which each option or award shall be granted, whether options will be incentive stock option or non-qualified options, and the number of shares to be subject to each option or award; and to determine the time and manner in which each option may be exercised, including the exercise price and option period, and other terms and conditions of options, all subject to the terms and conditions of the Plan. The Executive Compensation Committee has sole discretion to interpret and administer the Plan, and the decisions of the Executive Compensation Committee regarding the Plan are final.

Incentive stock options granted pursuant to the Plan must have an exercise price of not less than 100% of the fair market value of our Common Stock on the date the incentive stock option is granted and it must be exercised within 10 years from the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, the exercise price shall be not less than 110% of the fair market value of our Common Stock on the date of grant, and the option period may not exceed 5 years. Non-qualified stock options granted pursuant to the Plan must have an exercise price of not less than 85% of the fair market value of our Common Stock on the date the non-qualified option is granted.

Options may be exercised during a period of time determined by the Executive Compensation Committee, except that no option (other than an incentive stock option granted to a stockholder owning more than 10% of the voting securities of the Company) may be exercised more than 10 years after the date of grant. The Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time and from time to time by the Board of Directors. The Board of Directors may not (i) materially impair any outstanding options without the express consent of the optionee, (ii) materially increase the number of options subject to the Plan, (iii) materially increase the benefits to optionees pursuant to the Plan, (iv) materially modify the requirements as to eligibility to participate in the Plan, or (v) alter the method of determining the option exercise, price without stockholder approval.

The grant of a non-qualified stock option will not result in the recognition of taxable income to an option holder. Upon exercise of a non-qualified stock option, an option holder generally must include an income as compensation in an amount equal to the amount, if any, by which the fair market value of our Common Stock on the date of exercise exceeds the option holder's exercise price. The included amount is treated as ordinary income by the option holder and may be subject to wage withholding and employment taxes. On the sale of our Common Stock by the option holder, any appreciation or depreciation and the value of our Common Stock will be treated as short term or long term capital gain or loss, depending on whether the option holder holds our Common Stock for more than one year following exercise of the option.

The grant of an incentive stock option will not result in the recognition of taxable income to the option holder. An option holder will generally not recognize taxable income upon exercise of an incentive stock option, although the amount, if any, by which the fair market value of our Common Stock at the time of exercise exceeds the exercise price increases alternative minimum taxable income and may result in alternative minimum tax liability.

There are currently no wage withholding and employment taxes on the exercise of any incentive stock option or on the sale of incentive stock option shares (our Common Stock)(even if part of the option holder's profit is ordinary income). The Company, however, may be required in the future to withhold taxes either at the time the option holder exercises his or her incentive stock option or when the holder disposes of his or her incentive stock option shares. Although the Company is not currently required to withhold tax, the Company is required to report to the Internal Revenue Service any ordinary income the holder recognizes as a result of a sale that is a "disqualifying disposition", which is described below.

The amount and type of tax an option holder will pay when that option holder sells or otherwise disposes of his or her incentive stock option shares depends upon how long he or she has held our Common Stock. If an option holder holds our Common Stock acquired upon exercise of an incentive stock option for more than one year after the date the incentive stock option was exercised and for more than 2 years after the date the incentive stock option was granted, the option holder generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the incentive stock option shares. This gain or loss generally will be equal to the difference between the amount realized upon such disposition and the amount paid for the incentive stock option shares upon exercise.

If the option holder disposes of incentive stock option shares before the expiration of either the one-year holding period or the two-year waiting period (a "disqualifying disposition"), the option holder generally will recognize ordinary income equal to the amount, if any, by which the fair market value of the incentive stock option shares on the date of exercise exceeds the incentive stock option exercise price. Any additional gain generally will be long-term or short-term capital gain, depending upon whether the incentive stock option shares were held for more than one year following the date of exercise by the option holder. A disposition of incentive stock option shares for this purpose includes not only a sale or exchange, but also a gift or other transfer of legal title.

The Company is not entitled to a deduction upon the exercise of an incentive stock option. If, however, the option holder disposes of the incentive stock option shares in a disqualifying disposition, the Company generally will be allowed a deduction equal to the amount of ordinary income recognized by the option holder in connection with such disposition, subject to certain deduction limitations.

Option  holders who are  officers or directors of the Company and are subject to
Section 16(b) of the Securities Exchange Act of 1934 may be subject to special federal income tax treatment upon exercise of their non-qualified stock option or incentive stock options and subsequent sale of our Common Stock. These special rules may affect the timing of the Company's deduction, if any, upon the exercise of the respective option, or disposition of the underlying stock.

Pursuant to certain circumstances, Section 162(m) of the Internal Revenue Code of 1986 limits the deduction that the Company may take for otherwise deductible compensation payable in a particular year to certain of its officers to the extent that compensation paid to any such officer for such year exceeds $1,000,000.00. The Company does not presently contemplate making grants of options to its officers that would, together with other applicable compensation, exceed $1,000,000.00 in any year for any officer.

Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the Plan would be to issue additional shares of our Common Stock, and to increase a percentage of the total number of shares of our Common Stock issued and outstanding, to the directors and officers of the Company. Those persons may be considered as part of, or friendly to, incumbent management and, therefore, in certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such an attempt.

In addition, unless the applicable stock option agreement specifies otherwise, all of an optionees' options may become exercisable completely if (i) the Company is subject to a change in control before the optionee's service to the Company terminates; (ii) such options do not remain issued and outstanding;
(iii) such options are not assumed by the surviving corporation or its parent; and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms and conditions for those options granted by the Company. In the opinion of the Board of Directors, that such acceleration provision ensures that optionees pursuant to the Plan will be able to exercise their options as intended by the Board of Directors and stockholders of the Company prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of the possibility of the occurrence of any event which would cause the acceleration of any options.

As of November 27, 2004, the Company had a total of 18 employees, officers, directors, and consultants eligible to receive options or shares of our Common Stock pursuant to the Plan. As of November 27, 2004, 90,000 non-qualified stock options pursuant to the Plan were issued and outstanding and a total of 0 incentive stock options were issued and outstanding. No shares of our Common Stock have been issued pursuant to Plan.

The favorable vote of a majority of the shares of our Common Stock voting in person or by proxy at the Annual Meeting is required to approve the Plan. As noted, the Board of Directors has approved Plan. Stockholders should be aware, however, that the Board of Directors may be considered as having a conflict of interest in approving, and recommending that stockholders approve, the Plan.

THE BOARD OF DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE FOR APPROVAL OF THE
--------------------------------------------------------------------------------
COMPANY'S 2004 STOCK PLAN.
--------------------------

RATIFICATION OF THE INDEPENDENT AUDITORS - AMISANO HANSON, CHARTERED ACCOUNTANTS
--------------------------------------------------------------------------------
(Proposal 3)

The Board of  Directors of the Company has selected  Amisano  Hanson,  Chartered
Accountants, independent auditors, to audit and comment on our financial statements for the fiscal year ending December 31, 2004. Amisano Hanson was responsible for the audit of the Company's financial statements for the fiscal year ending December 31, 2003.

Stockholder ratification of Amisano Hanson as the Company's independent public accountant is not required by the Company's Bylaws, or otherwise. The Board of Directors, however, is submitting the appointment of Amisano Hanson to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of Amisano Hanson, the Board of Directors will consider whether or not to retain Amisano Hanson. If the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of different independent auditors at any time during the year, if the Board of Directors determines that such appointment would be in the best interests of the Company and its stockholders.

The Board of Directors does not expect that any representative of Amisano Hanson will be present at the Annual Meeting.

Audit Fees. The aggregate fees billed for a fiscal year ended December 31, 2003,
-----------
for professional services rendered by Amisano Hanson, the Company's principal accountant for the Company's annual financial statements and review of financial statements included in the Company's reports to the Securities and Exchange Commission, including fees for services that are normally provided by Amisano Hanson in connection with statutory and regulatory filings or engagements for such fiscal year were $5,450.00.

Audit Related  Fees.  Amisano  Hanson billed the Company  $3,200.00 for fees for
--------------------
consent letters attached as exhibits to our Registration Statement on Form SB-2, which were reasonably related to the performance of the audit or review of the Company's financial statements and are not reported in the caption "Audit Fees" above, in the fiscal year ending December 31, 2003.

Board of Directors  Pre-Approval  Policy. The Board of Directors does not have a
-----------------------------------------
written pre-approval policy.

Section 16(a) Beneficial  Ownership Reporting  Compliance.  Section 16(a) of the
----------------------------------------------------------
Securities Exchange Act of 1934 as amended, requires that the Company's directors, executive officers and greater than 10% shareholders file reports with the Securities and Exchange Commission reporting their initial beneficial ownership of the Company's equity securities and any subsequent changes to their respective security holdings. Those persons must also provide the Company with copies of these reports. Section 16(a) filing requirements applicable to the

Company's officers, directors, and 10% or more beneficial owners of our Common Stock were not required for the fiscal year ending December 31, 2003.

BOARD OF DIRECTORS  RECOMMENDS  THAT  STOCKHOLDERS  VOTE FOR APPROVAL OF AMISANO
--------------------------------------------------------------------------------
HANSON AS AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.
--------------------------------------------------------------------------------

ADOPTION OF NEW BYLAWS FOR THE COMPANY
--------------------------------------
(Proposal 4)

Certain provisions of the Company's present Bylaws are vague regarding certain matters. As a result the Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders that new Bylaws be adopted for the Company. A copy of the new, proposed Bylaws is attached to this Proxy Statement marked as Exhibit 2.

The only differences between the new, proposed Bylaws are the provision relating to the number of directors of the Company and the filing of vacancies on the Board of Directors. The relevant provision of the existing Bylaws of the Company specifies that the number of directors constituting the whole board shall be at least 1 and not more than 10. The similar provision in the new, proposed Bylaws specifies that the number of directors of the Company shall be 7.

Additionally, the relevant provision of the existing Bylaws of the Company specifies that filling of any vacancy on the Board of Directors may be filled by a vote of a majority of the remaining directors in an office, although less than a quorum, provided there are a minimum of 2 remaining to make such decisions; otherwise such decisions shall also require shareholder approval. The new, proposed Bylaws do not require a minimum of 2 directors remaining to make such a decision. Specifically, in the event there is only 1 director remaining, that director can make any and all decisions regarding filling vacancies on the Company's Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE
--------------------------------------------------------------------------------
ADOPTION OF NEW BYLAWS OF THE COMPANY.
--------------------------------------

APPROVAL OF AMENDMENT TO CERTIFICATE OF  INCORPORATION  OF COMPANY TO CHANGE THE
--------------------------------------------------------------------------------
COMPANY'S NAME FROM MONACO GROUP INC. TO LORETTA FOOD GROUP INC.
--------------------=================----=======================
(Proposal 5)

The Company was  incorporated  in Delaware on July 21, 2003 as Monaco Group Inc.
                                                               -----------------
The Company's business is the brokerage, sales, merchandising, and distribution of grocery and consumer products in Canada and the United States of America to independent and chain grocery stores, discount stores, drug stores, convenience stores, and other distributors. The reason for the name change is to distinguish the Company from its competitors and create a new market for its services. The Board of Directors believes that the name Loretta Food Group Inc. should focus
                                           -----------------------
awareness on the public regarding the Company's acquisition of new suppliers. First, by the Company's acquisition of Loretta Foods Limited, LF Acquisition

Corp., and LF Brands Inc., the Company acquired a long-standing and well-respected leader in the canned foods and spice industry and flour industry. Second, by the Company's acquisition of certain assets of the sugar division of Sweet Valley Foods Inc., an Ontario corporation, the Company plans to manufacture, process, and distribute sugar. Additionally, by the Company's acquisition of all of the issued and outstanding shares of Bayshore Foods Inc., an Ontario corporation, the Company anticipates becoming involved in the snack food business. Therefore, the name change is consistent with the Company's effort to establish a national presence for our products and services and the products and services of our clients.

The Board of Directors has chosen to change the Company's name in deference to Loretta Foods' 48-year history and to the high industry regard for the Loretta Foods' most popular brands and products manufactured pursuant to licensing agreements with certain national organizations.

A copy of the amendment to the Company's Certificate of Amendment of Certificate of Incorporation changing the Company's name to Loretta Food Group Inc. is attached to this Proxy Statement marked as Exhibit 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE
--------------------------------------------------------------------------------
AMENDMENT TO THE COMPANY'S  CERTIFICATE OF  INCORPORATION  TO CHANGE THE NAME OF
--------------------------------------------------------------------------------
THE COMPANY TO LORETTA FOOD GROUP INC.
---------------=======================

APPROVAL OF ELECTION OF GERRY C. QUINN AS A MEMBER OF OUR BOARD OF DIRECTORS.
-----------------------------------------------------------------------------
(Proposal 6)

We believe that the election of Gerry C. Quinn to the Board of Directors of the Company will augment and strengthen the management of the Company. Mr. Quinn has significant experience in managing publicly traded company and has a significant financial and accounting background. To induce Mr. Quinn to join the Company's Board of Directors, the Company proposes to issue to Mr. Quinn, in the event he is elected to that Board of Directors, (i) 125,000 shares of our Common Stock and (ii) options to purchase 75,000 shares of our Common Stock for a period of 5 years at a purchase price of $1.50 per share. In the event Mr. Quinn resigns as a director of the Company before the expiration of 6months from the date of his election, all of those shares and warrants shall be cancelled by the Company. Additionally, in the event Mr. Quinn resigns as a director of the Company on a date sooner than 12 months following the date of his election, one-half of those shares and those warrants shall be cancelled by the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE
--------------------------------------------------------------------------------
TO MR. QUINN OF THOSE SHARES AND THOSE OPTIONS.
-----------------------------------------------

OTHER MATTERS
-------------

The Board of Directors of the Company knows of no other matters to be brought before the Annual Meeting. If, however, other matters should come before the Annual Meeting, it is the intention of each person specified in the Proxy to vote such Proxy in accordance with his or her judgment on such matters.

QUARTERLY REPORT ON FORM 10-QSB
-------------------------------

A copy of the Company's Quarterly Report on Form 10-QSB filed with the Commission August 19, 2004, is available without charge to stockholders and may be obtained by writing to the Company at 20 A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7.

STOCKHOLDER PROPOSALS
---------------------

Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before April 30, 2005, in order to be considered for inclusion in the Company's proxy materials relating to that annual meeting.

                                      PROXY
                                      -----
                                MONACO GROUP INC.
                                -----------------

THIS PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS  OF MONACO  GROUP
--------------------------------------------------------------------------------
INC., A DELAWARE CORPORATION ("COMPANY").
-----------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED,  WILL BE VOTED IN THE MANNER DIRECTED BY THE
--------------------------------------------------------------------------------
UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
--------------------------------------------------------------------------------
THE  PROPOSALS  INDICATED,  AND IN ACCORDANCE  WITH THE  DISCRETION OF THE PROXY
--------------------------------------------------------------------------------
HOLDER REGARDING ANY OTHER BUSINESS.  ALL OTHER PROXIES  HERETOFORE GIVEN BY THE
--------------------------------------------------------------------------------
UNDERSIGNED IN CONNECTION WITH THE ACTIONS  PROPOSED HEREIN ARE HEREBY EXPRESSLY
--------------------------------------------------------------------------------
REVOKED.  THIS PROXY MAY BE  REVOKED  AT ANY TIME  BEFORE IT IS VOTED BY WRITTEN
--------------------------------------------------------------------------------
NOTICE TO THE SECRETARY OF THE COMPANY,  BY ISSUANCE OF A SUBSEQUENT PROXY OR BY
--------------------------------------------------------------------------------
VOTING IN PERSON AT THE ANNUAL MEETING.
---------------------------------------

INSTRUCTIONS. Except with respect to the election of directors, to vote in favor
-------------
of a proposal,  circle the phrase "FOR  approval".  To vote  against a proposal,
                                   ---
circle the phrase  "AGAINST  approval".  To abstain  from  voting on a proposal,
                    -------
circle the phrase "ABSTAIN".
                   -------

The undersigned stockholder of Monaco Group Inc., a Delaware corporation, ("Company"), hereby constitutes and appoints Peter Nelipa, with the power to appoint his substitute, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m., Eastern Standard Time, on December 23, 2004, at the Sutton A conference room of the Wyndham Bristol Place Hotel located at 950 Dixon Road, Etobicoke, Ontario M9W 5N4, and at any adjournment thereof, upon the following:

1.   To elect seven (7) directors as follows:

     FOR all nominees listed below, except         WITHHOLD AUTHORITY
     ---                                           ------------------
     as marked to the contrary below               to vote for all nominees
                                                   listed below

Additional  Instructions:  To  withhold  authority  to vote  for any  individual
------------------------
nominee, strike a line through that nominee's name specified below.

Taragh Bracken         Joel Sebastian      Al Burgio           Gerry C. Quinn

William C. Fatica      Leo Couprie         William Rancic

2.   To approve and adopt the Company's 2004 Stock Plan;

         FOR approval                    AGAINST approval           ABSTAIN
         ---                             -------                    -------

3. To ratify the selection of Amisano Hanson, Chartered Accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2004;

         FOR approval                    AGAINST approval           ABSTAIN
         ---                             -------                    -------

4.   To approve the adoption of new Bylaws for the Company;

         FOR approval                    AGAINST approval           ABSTAIN
         ---                             -------                    -------

5. To amend the Certificate of Incorporation of the Company to change its name from Monaco Group Inc. to Loretta Food Group Inc.
     -----------------    -----------------------

         FOR approval                    AGAINST approval           ABSTAIN
         ---                             -------                    -------

6. To approve the issuance to Gerry C. Quinn, a nominee for election to the Board of Directors of the Company, of 125,000 shares of our Common Stock and options to purchase 75,000 shares of our Common Stock.

         FOR approval                    AGAINST approval           ABSTAIN
         ---                             -------                    -------

7. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment thereof.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope. If shares of the Company's common stock are held by joint tenants, both joint tenants should sign this Proxy. If signing as attorney, executor, administrator, trustee, or guardian, please specify your complete title as such. If shares of the Company's common stock are held by a corporation, please sign in full that corporation's name and execute this proxy by the President or other authorized officer of that corporation. If shares of the Company's common stock are held by a partnership, please execute this proxy in that partnership's name by an authorized general partner or other authorized representative of that partnership.

Dated:
      ----------------                   ---------------------------------------
                                         (Signature of Shareholder)

                                         ---------------------------------------
                                         (Printed Name of Shareholder)

Dated:
      ----------------                   ---------------------------------------
                                         (Signature of Shareholder)

                                         ---------------------------------------
                                         (Printed Name of Shareholder)


     PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING.
---







                                        2